UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 01, 2026

EQUITY BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Kansas	001-37624	72-1532188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 East Kellogg Drive Suite 300
Wichita, Kansas		67207
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 316 612-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A, Common Stock, par value $0.01 per share	EQBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 2, 2026, Equity Bancshares, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced merger (the “Merger”) with Frontier Holdings, LLC (“Frontier”) pursuant to an Agreement and Plan of Reorganization, dated August 29, 2025, by and among the Company, Winston Merger Sub, Inc, and Frontier effective January 1, 2026.

This 8-K/A amends the Initial 8-K to provide financial statements and pro forma financial information for the Merger that are described in parts (a) and (b) of Item 9.01 below. Except as provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Frontier as of September 30, 2025 and 2024, and the related consolidated statements of income, comprehensive income, changes in members’ equity and cash flows for each of the two years in the period ended September 30, 2025, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.

(b)
Pro Forma Financial Information

The unaudited pro forma condensed consolidated combined balance sheet as of December 31, 2025 and the unaudited pro forma condensed consolidated combined statements of income for the years ended December 31, 2025, required by this item are included as exhibit 99.2 and incorporate by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Forvis Mazars, LLP
99.1

Audited consolidated financial statement of Frontier as of September 30, 2025 and 2024, and for each of the two year in the period ended September 30, 2025 as well as the accompanying notes and the related Report of Independent Registered Public Accounting Firm.

99.2

Unaudited pro forma condensed consolidated combined balance sheet as of December 31, 2025 and unaudited pro forma condensed consolidated combined statement of income for the year ended December 31, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equity Bancshares, Inc.

Date:	March 18, 2026	By:	/s/ Chris M. Navratil
Chris M. Navratil Executive Vice President and Chief Financial Officer